Contingencies, Commitments and Guarantees	12 Months Ended
Dec. 31, 2016
Contingencies, Commitments and Guarantees disclosure
Contingencies, Commitments and Guarantees disclosure [Text Block]

16.                               CONTINGENCIES, COMMITMENTS AND GUARANTEES

Contingencies

The major pending legal proceedings, other than ordinary routine litigation incidental to the business, to which the Company or any of its subsidiaries is a party or to which any of the Company’s properties is subject are described below.

Asbestos and Environmental Claims and Litigation

In the ordinary course of its insurance business, the Company has received and continues to receive claims for insurance arising under policies issued by the Company asserting alleged injuries and damages from asbestos- and environmental-related exposures that are the subject of related coverage litigation. The Company is defending asbestos- and environmental-related litigation vigorously and believes that it has meritorious defenses; however, the outcomes of these disputes are uncertain.  In this regard, the Company employs dedicated specialists and aggressive resolution strategies to manage asbestos and environmental loss exposure, including settling litigation under appropriate circumstances.  Currently, it is not possible to predict legal outcomes and their impact on the future development of claims and litigation relating to asbestos and environmental claims. Any such development will be affected by future court decisions and interpretations, as well as changes in applicable legislation. Because of these uncertainties, additional liabilities may arise for amounts in excess of the Company’s current insurance reserves. In addition, the Company’s estimate of ultimate claims and claim adjustment expenses may change. These additional liabilities or increases in estimates, or a range of either, cannot now be reasonably estimated and could result in income statement charges that could be material to the Company’s results of operations in future periods.

Settlement of Asbestos Direct Action Litigation

In 2001 and 2002, a number of lawsuits, including two purported class action suits, were filed against certain subsidiaries of the Company (collectively or individually, Travelers) and other insurers in state courts in West Virginia, Massachusetts and Hawaii. The plaintiffs alleged that the insurer defendants had inappropriately handled and settled asbestos claims in violation of those states’ statutes regulating insurance claims handling and/or those states’ common law. In all these suits, the plaintiffs sought to reopen large numbers of settled asbestos claims and to impose liability for damages, including punitive damages, directly on insurers. These suits are collectively referred to as the Statutory Actions.

Plaintiffs also filed complaints during 2001 and 2002 in State Courts in West Virginia, Texas and Ohio, and occasionally in other jurisdictions, against Travelers and other insurers, alleging that the insurers breached alleged duties to individuals allegedly exposed to asbestos products. The plaintiffs sought damages for personal injuries and wrongful death, including punitive damages. These suits are collectively referred to as the Common Law Actions.

In response to these claims, Travelers moved to enjoin the Statutory Actions and the Common Law Actions in the federal bankruptcy court that had presided over the bankruptcy of its former policyholder Johns-Manville Corporation on the ground that the suits violated injunctions entered in connection with confirmation of the Johns-Manville bankruptcy (the 1986 Orders). The bankruptcy court issued a temporary restraining order and referred the parties to mediation, which resulted in settlements of the Statutory Actions and the Common Law Actions (the Settlements). The Settlements were contingent upon, among other contingencies, a final order confirming that the 1986 Orders enjoined the Statutory Actions and the Common Law Actions as well as related contribution claims against Travelers (the Clarifying Order).

Numerous proceedings took place in the bankruptcy, district and appellate courts concerning the entry of the Clarifying Order and approval of the Settlements and their effect on other parties.

In 2009, the United States Supreme Court affirmed the bankruptcy court’s entry of the Clarifying Order enjoining the Statutory Actions and the Common Law Actions. The Supreme Court remanded the case to the lower courts to consider any properly preserved objections. Following resolution, after remand,  of one remaining objection (regarding potential contribution claims against the Company), and entry of a final judgment by the bankruptcy court approving the Settlements, Travelers made payment of $579 million to the plaintiffs in January 2015, comprising $502 million provided under the terms of the Settlements, plus pre-judgment and post-judgment interest totaling $77 million. The payment was fully accrued in the Company’s financial statements at December 31, 2014.

Other Proceedings Not Arising Under Insurance Contracts or Reinsurance Agreements

The Company is involved in other lawsuits, including lawsuits alleging extra-contractual damages relating to insurance contracts or reinsurance agreements, that do not arise under insurance contracts or reinsurance agreements.  The legal costs associated with such lawsuits are expensed in the period in which the costs are incurred.  Based upon currently available information, the Company does not believe it is reasonably possible that any such lawsuit or related lawsuits would be material to the Company’s results of operations or would have a material adverse effect on the Company’s financial position or liquidity.

Gain Contingency

On August 17, 2010, in a reinsurance dispute in New York state court captioned United States Fidelity & Guaranty Company v. American Re-Insurance Company, et al., the trial court granted summary judgment for United States Fidelity and Guaranty Company (USF&G), a subsidiary of the Company, and denied summary judgment for the reinsurers. The Court of Appeals largely affirmed the entry of summary judgment, but remanded two discrete issues for trial. Thereafter, the reinsurers filed a motion with the trial court to change venue, and the trial court denied the motion.

On November 7, 2016, the Company agreed to a settlement with one of the three defendants then remaining in this dispute. The Company received payment under the settlement in the fourth quarter of 2016 and, as a result, recognized a $126 million pre-tax ($82 million after-tax) gain in the fourth quarter, which is included in “other revenues” in the consolidated statement of income.  The reinsurance recoverable balance related to this case was reduced from approximately $238 million to approximately $31 million in the Company’s consolidated balance sheet.

On December 22, 2016, the Appellate Court, First Department affirmed the denial of the reinsurers’ motion to change venue and a trial is set to proceed on May 1, 2017 with regard to the remaining two defendants — both of which are subsidiaries of the same company.  At December 31, 2016, the claim related to the remaining defendants totaled $69 million, comprising $31 million of a reinsurance recoverable plus interest amounting to $38 million as of that date. Interest will continue to accrue at an annual rate of 9% until the amounts owed by the remaining defendants are paid, though the reinsurers still party to the case contested that interest is owed in a brief filed on June 6, 2016.  The interest that would be owed as part of any judgment ultimately entered in favor of the Company related to the remaining defendants is treated for accounting purposes as a gain contingency in accordance with FASB Topic 450, Contingencies, and accordingly has not been recognized in the Company’s consolidated financial statements.

Other Commitments and Guarantees

Commitments

Investment Commitments — The Company has unfunded commitments to private equity limited partnerships and real estate partnerships in which it invests.  These commitments totaled $1.60 billion and $1.71 billion at December 31, 2016 and  2015, respectively.

Guarantees

In the ordinary course of selling businesses to third parties, the Company has agreed to indemnify purchasers for losses arising out of breaches of representations and warranties with respect to the businesses being sold, covenants and obligations of the Company and/or its subsidiaries and, in certain cases, obligations arising from certain liabilities.  Such indemnification provisions generally are applicable from the closing date to the expiration of the relevant statutes of limitations, although, in some cases, there may be agreed upon term limitations or no term limitations.  Certain of these contingent obligations are subject to deductibles which have to be incurred by the obligee before the Company is obligated to make payments.  The maximum amount of the Company’s contingent obligation for indemnifications related to the sale of businesses that are quantifiable was $358 million at December 31, 2016, of which $2 million was recognized on the balance sheet at that date.

The Company also has contingent obligations for guarantees related to certain investments, third-party loans related to certain investments, certain insurance policy obligations of former insurance subsidiaries and various other indemnifications.  The Company also provides standard indemnifications to service providers in the normal course of business.  The indemnification clauses are often standard contractual terms.  The maximum amount of the Company’s obligation for guarantees of certain investments and third-party loans related to certain investments that are quantifiable was $150 million at December 31, 2016, approximately $75 million of which is indemnified by a third party.  The maximum amount of the Company’s obligation related to the guarantee of certain insurance policy obligations of a former insurance subsidiary was $480 million at December 31, 2016, all of which is indemnified by a third party.

Certain of the guarantees and indemnifications described above have no stated or notional amounts or limitation to the maximum potential future payments, and, accordingly, the Company is unable to provide an estimate of the maximum potential payments for such arrangements.